                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                     FORM 8-K/A


(  ) Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange
     Act of 1934

(X) Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) :  December 24, 1997


                                _____________________


                            Commission file number 1-12630


                             CENTERPOINT PROPERTIES TRUST
                (Exact name of Registrant as specified in its Charter)


          Maryland                                               36-3910279
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                  401 North Michigan Ave., Chicago, Illinois  60611
                       (Address of principal executive offices)

                                    (312) 346-5600
                 (Registrant's telephone number, including area code)

ITEM 5: OTHER EVENTS

Since the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, the Company acquired 5 industrial properties from unrelated parties and one property from a related party during the period October 25, 1997 through December 24, 1997, the closing date of the last industrial property acquired. The 6 industrial properties totaling an aggregate purchase price of approximately $47.4 million are described below.

On November 21, 1997, the Company purchased a 910,760 square foot facility for redevelopment, located in Niles, Illinois, from General Electric -England for approximately $18 million.

On December 1, 1997, the Company purchased a 120,292 square foot fully leased facility, located in Des Plaines, Illinois, from Arthur Rogers & Co. for approximately $9.3 million.

On December 5, 1997, the Company purchased a 46,973 square foot fully leased building, located in West Allis, Wisconsin, from Graybar Electric for approximately $1.7 million.

On December 12, 1997, the Company purchased a 210,000 square foot fully leased facility, located in Sturtevant, Wisconsin, from Warren Industries for approximately $7.6 million.

On December 17, 1997, the Company purchased a 282,679 square foot fully leased facility, located in Plainfield, Illinois, from Inland Real Estate Group for approximately $ 6.1 million.

All of the above mentioned acquisitions were funded with advances on the Company's line of credit with the First National Bank of Chicago and Lehman Brothers Holdings as documentation agent.

On December 24, 1997, the Company purchased a 95,220 square foot fully leased building, located in Des Plaines, Illinois, from Sherwin Limited Partnership, in which one of the Company's Senior Officers and a Company Director were limited partners, for approximately $4.7 million. This property was funded from working capital.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

INDEX TO FINANCIAL INFORMATION
                                                                          Page
(a)  Financial Statements:

     Combined Historical Statements of Revenue and Certain
     Expenses for the 1997 Other Acquisitions - Unaudited...............    1

     Combined Historical Statements of Revenues and Certain
     Expenses for The Other Acquisition II Properties  and Notes
     thereto with Independent Accountant's report dated
     January 30, 1998...................................................    2

(b)  Pro Forma Financial Statements:

     Pro Forma Balance Sheet as of September 30, 1997...................    7

     Pro Forma Statement of Operations for the Nine Months
     Ended September 30, 1997...........................................    8

     Pro Forma Statement of Operations for the Year Ended
     December 31, 1996..................................................    9

     Notes to the Pro Forma Financial Statements........................   10

(c)  Exhibits

     EXHIBIT NUMBER      DESCRIPTION

          23             Consent of Coopers & Lybrand L.L.P.
                         Independent Accountants

                               1997 OTHER ACQUISITIONS
                      COMBINED HISTORICAL STATEMENTS OF REVENUES
                                 AND CERTAIN EXPENSES
                                     (UNAUDITED)



The combined statements of revenues and certain expenses as shown below, present the results of operations of 5 of the 21 properties acquired by the Company during the period January 1, 1997 through December 24, 1997 (the "1997 Other Acquisitions"). Four of the five properties were acquired from unrelated third parties and include: 2301 North Route 30, Plainfield, Illinois, 6755 S. Sayre, Bedford Park, Illinois, 1951 Landmeier Drive Elk Grove Village, Illinois, and 1 Allsteel Drive, Montgomery, Illinois. The fifth property, 1796 Sherwin, Des Plaines, Illinois, was acquired from a related party. These statements are exclusive of 8 properties (The Sears Property, The Bedford Park Properties and The Other Acquisition II Properties) acquired by the Company, which have been audited and 8 properties with no prior operating history.

The 1997 Other Acquisitions were acquired for an aggregate purchase price of approximately $30.7 million, have an aggregate gross leasable area of 1,597,886 square feet and were 86% leased as of September 30, 1997.

COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES - UNRELATED THIRD PARTIES

                                      For the Nine Months Ended    For the Year Ended
                                          September 30, 1997        December 31, 1996
                                          ------------------        -----------------
                                                         (in thousands)
Revenues                                       $ 2,679                  $ 3,093

Operating expenses excluding
  depreciation and amortization                    768                      758
                                               -------                  -------
Revenue in excess of certain expenses          $ 1,911                  $ 2,335
                                               -------                  -------
                                               -------                  -------

HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES - RELATED PARTIES (1)


                                       For the Nine                           For the Twelve   For the Twelve
                                       Months Ended      For the Year Ended    Months Ended     Months Ended
                                     September 30, 1997   December 31, 1996    May 31, 1996     May 31, 1995
                                     ------------------   -----------------    ------------     ------------
                                                                     (in thousands)
Revenues                                  $ 307                $ 409              $ 674            $ 806

Operating expenses excluding
  depreciation and amortization             170                  227                225              240
                                          -----                -----              -----            -----
Revenue in excess of certain expenses     $ 137                $ 182              $ 449            $ 566
                                          -----                -----              -----            -----
                                          -----                -----              -----            -----

(1) - The Company purchased the property from the Sherwin Limited Partnership, which one of the Company's Senior Officers and one of the Company's Directors were limited partners. The September 30, 1997 and December 31, 1996 historical statements are calendar year statements and the May 31, 1996 and May 31, 1995 historical statements are based on twelve month periods.


COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES - 1997 OTHER ACQUISITIONS *



                                     For the Nine Months Ended    For the Year Ended
                                        September 30, 1997        December 31, 1996
                                        ------------------        -----------------
                                                      (in thousands)
Revenues                                     $ 2,986                   $ 3,502

Operating expenses excluding
  depreciation and amortization                  938                       985
                                             -------                   -------
Revenue in excess of certain expenses        $ 2,048                   $ 2,517
                                             -------                   -------
                                             -------                   -------

* - Combines both unrelated third parties and related parties

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
CenterPoint Properties Trust

We have audited the accompanying combined statement of revenues and certain expenses of The Other Acquisition II Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Other Acquisition II Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of CenterPoint Properties Trust and is not intended to be a complete presentation of The Other Acquisition II Properties' revenues and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The Other Acquisition II Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

Chicago, Illinois                            Coopers & Lybrand L.L.P.
January 30, 1998

                             CENTERPOINT PROPERTIES TRUST
                         THE OTHER ACQUISITION II PROPERTIES
                 COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND THE YEAR
                               ENDED DECEMBER 31, 1996
                                    (in thousands)



                                       FOR THE NINE
                                       MONTHS ENDED          FOR THE YEAR ENDED
                                    SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                    ------------------      ------------------
                                       (UNAUDITED)
Revenues:
  Minimum rents                          $ 1,951                 $ 2,460
  Tenant recoveries                          383                     599
                                         -------                 -------
     Total revenues                        2,334                   3,059

Expenses:
  Property operating and maintenance          53                     122
  Real estate taxes                          436                     571
  Insurance                                   19                      23
                                         -------                 -------
     Total operating expenses                508                     716
                                         -------                 -------

Revenues in excess of certain expenses   $ 1,826                 $ 2,343
                                         -------                 -------
                                         -------                 -------












The accompanying notes are an integral part of the financial statements.

                             CENTERPOINT PROPERTIES TRUST
                         THE OTHER ACQUISITION II PROPERTIES
            NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                   (IN THOUSANDS)


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BUSINESS

   The combined statements of revenues and certain expenses (the "Statements") include the combined operations of three industrial properties referred as The Other Acquisition II Properties, which have been acquired by CenterPoint Properties Trust (the "Company"). The Company intends to continue the leasing and management of the properties to prospective and existing tenants. The properties have been acquired in singular transactions involving unrelated third-parties. A summary of The Other Acquisition II Properties is as follows:


                                             APPROXIMATE               DATE RENTAL
                                    DATE     SQUARE FEET   PURCHASE     HISTORY
             LOCATION             ACQUIRED   (UNAUDITED)    PRICE     INCLUDED FROM
   2003-2207 S. 14th Street
     West Allis, Wisconsin          4/3/97       243        $4,700     January 1, 1996
   100-154 and 169-190 Old Higgins
     Road Des Plaines, Illinois    12/1/97       120        $9,308     January 1, 1996
   1333 Grandview Parkway
     Sturtevant, Wisconsin        12/12/97       210        $7,550     January 1, 1996

   BASIS OF PRESENTATION

   The Statements are not representative of the actual operations of The Other Acquisition II Properties for the periods presented as certain expenses, primarily depreciation and amortization expense, interest expense, management fees and certain corporate expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of The Other Acquisition II Properties, have been excluded. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

                             CENTERPOINT PROPERTIES TRUST
                         THE OTHER ACQUISITION II PROPERTIES
       NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES, CONTINUED
                                    (IN THOUSANDS)

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
     CONTINUED

     BASIS OF PRESENTATION, CONTINUED

     The unaudited combined statement of revenues and certain expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

     REVENUE RECOGNITION

     Certain leases of The Other Acquisition II Properties provide for tenant occupancy during periods for which no rent is due or when minimum lease payments increase over the term of the lease. Rental revenues for the full period of occupancy are recorded on a straight-line basis over the lives of the leases.

     Recoveries from tenants for taxes, insurance and other property operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.


2.   FUTURE RENTAL REVENUES

     The Other Acquisition II Properties are leased to tenants under net and semi-net operating leases. Minimum lease payment receivables, excluding tenant reimbursement of expenses, under non-cancelable operating lease agreements in effect as of December 31, 1996 are approximately as follows:


               Years Ending
               1997              $ 2,596
               1998                2,499
               1999                1,936
               2000                1,477
               2001                  784
               Thereafter            370
                                 -------
                                 $ 9,662
                                 -------
                                 -------

                            PRO FORMA FINANCIAL STATEMENTS
                      AS OF SEPTEMBER 30, 1997 AND FOR THE NINE
                     MONTHS ENDED SEPTEMBER 30, 1997 AND THE YEAR
                         ENDED DECEMBER 31, 1996 (UNAUDITED)

The accompanying unaudited Pro Forma Condensed Balance Sheet as of September 30, 1997 has been presented as if the properties acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the issuance of 3,000,000 shares of $.01 par value preferred shares of beneficial interest on November 10, 1997 had occurred on September 30, 1997.

The unaudited Pro Forma Condensed Statements of Operations are presented as if the acquisitions of The Sears Property, The Bedford Park Properties, The Other Acquisition II Properties and the 1997 Other Acquisitions, the July 2, 1996 offering of common stock, the March 6, 1997 offering of common stock, the November 10, 1997 offering of preferred stock, the acquisition of properties in 1996, and the disposition of certain properties in 1996 and 1997 occurred on January 1, 1996. Such pro forma information is based upon (i) the historical consolidated statements of operations of CenterPoint Properties Trust and Subsidiaries; (ii) the statements of revenues and certain expenses of The Sears Property, The Bedford Park Properties, The Other Acquisition II Properties and the 1997 Other Acquisitions; and (iii) with respect to the 1996 acquisitions, the adjustments include applicable revenue and certain expense amounts from January 1, 1996 to the date of acquisition. The required audits of statements of revenues and certain expenses for 1996 for The Sears Property and The Bedford Park Properties were included in the Company's Form 10-Q for the quarterly period ended September 30, 1997. Revenues and certain expenses for The Sears Property for the twelve months ended May 31, 1997 are being used to present the 1996 pro forma results of the Company as information for the year ended December 31, 1996 is not available. Management believes that information for the year ended May 31, 1997 is a fair representation of activity for this property based on leases in place. The following should be read in conjunction with the financial statements and notes thereto included elsewhere herein. In the Company's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The unaudited Pro Forma Condensed Balance Sheet is not necessarily indicative of what the Company's financial position would have been as of September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited Pro Forma Condensed Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1996, nor do they purport to represent the results of operations for future periods.

                    CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                          PRO FORMA CONDENSED BALANCE SHEET
                                  SEPTEMBER 30, 1997
                                    (in thousands)
                                      (Unaudited)



                                                             The Other       1997 Other    Adjustments(C)    Pro Forma
                                           CenterPoint    Acquisitions II   Acquisitions
                                           (Historical)     Properties
                                           -------------   ---------------  -------------   --------------   ----------
Assets
  Investment in Real Estate, net of
      accumulated depreciation             $  498,307     $  16,887 (A)     $  18,390 (B)    $ 18,950         $ 552,534
  Cash and cash equivalents                    13,866                                                            13,866
  Restricted cash equivalents                  40,279                                                            40,279
  Tenant accounts receivable, net              14,071                                            (622)           13,449
  Mortgage note receivable                     19,584                                                            19,584
  Investment in and advances to affiliate      32,957                                                            32,957
  Other assets                                 10,258                                                            10,258
                                          -------------   ---------------  -------------   --------------    ----------
                                           $  629,322     $  16,887         $  18,390        $ 18,328         $ 682,927
                                          -------------   ---------------  -------------   --------------    ----------
                                          -------------   ---------------  -------------   --------------    ----------
Liabilities and Shareholders' Equity
  Liabilities
    Mortgage note payables                 $  166,865                                                         $ 166,865
    Line of credit                            103,250        16,397            17,544         (54,396)           82,795
    Convertible subordinated debentures        11,790                                                            11,790
    Accounts payable and other liabilities     32,765           490               846                            34,101
Shareholders' Equity                          314,652                                          72,724           387,376
                                          -------------   ---------------  -------------   --------------    ----------

                                           $  629,322     $  16,887         $  18,390        $ 18,328         $ 682,927
                                          -------------   ---------------  -------------   --------------    ----------
                                          -------------   ---------------  -------------   --------------    ----------

The accompanying notes are an integral part of the pro forma condensed balance sheet


                             CENTERPOINT PROPERTIES TRUST
                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                       (in thousands except for per share data)
                                     (Unaudited)



                                                               The Bedford     The Other
                                                   The Sears       Park      Acquisition II   1997 Other   Adjustments   Pro
                                    CenterPoint    Property     Properties     Properties    Acquisitions               Forma
                                   (Historical)  (Historical)  (Historical)   (Historical)   (Historical)
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
Total revenues                        $  61,419     $2,312       $1,738        $ 2,334          $  2,986   $(3,806)(D)  $66,983
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
  Operating expenses, excluding
    depreciation and amortization        20,848        994          710            508               938    (1,342)(D)   22,656
  Interest expense, net                   7,559                                                             (1,952)(E)    5,607
  General and administrative              2,225                                                              2,225
  Depreciation and amortization          11,356                                                              1,034 (F)   12,390
  Other (income) expense                   (126)                                                                           (126)
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------

          Total expenses                 41,862        994          710            508               938    (2,260)      42,752
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
Net income                            $  19,557     $1,318       $1,028        $ 1,826          $  2,048   $(1,546)      24,231
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
 Preferred shares dividend                                                                                                4,770(H)
                                                                                                                        ---------
Net income available to common
  shareholders                                                                                                          $19,461
                                                                                                                        ---------
                                                                                                                        ---------
Net income available to common
  Shareholders per share              $    1.04(I)                                                                      $  1.01(I)
                                     -------------                                                                      ---------
                                     -------------                                                                      ---------


The accompanying notes are an integral part of the pro forma condensed statement of operations


                                      8




                             CENTERPOINT PROPERTIES TRUST
                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                       (in thousands except for per share data)
                                     (Unaudited)




                                                                 The Bedford    The Other
                                                    The Sears       Park      Acquisition II   1997 Other   Adjustments   Pro
                                     CenterPoint    Property     Properties     Properties    Acquisitions               Forma
                                    (Historical)  (Historical)  (Historical)   (Historical)   (Historical)
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
Total revenues                           $63,330      $ 3,017      $  2,613      $  3,059         $ 3,502     $4,773 (G) $80,294
                                      ------------  ------------ -------------  --------------  ------------ -----------  --------
Expenses:
   Operating expenses, excluding
      depreciation and amortization     20,750        1,285         1,018           716             985      3,373 (G)  28,127
   Interest expense, net                 9,865                                                              (4,793)(E)   5,072
   General and administrative            2,568                                                    2,568
   Depreciation and amortization        11,775                                                               2,461 (F)  14,236
   Other (income) expense                  100                                                                             100
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------
        Total expenses                  45,058        1,285         1,018           716             985      1,041       50,103
                                    ------------  ------------ -------------  --------------  ------------ -----------  --------

Income before extraordinary item      $ 18,272     $  1,732      $  1,595      $  2,343         $ 2,517     $3,732       30,191
                                     ------------  ------------ -------------  --------------  ------------ -----------
                                     ------------  ------------ -------------  --------------  ------------ -----------
   Preferred shares dividend                                                                                              6,360(H)
                                                                                                                         ---------

Income before extraordinary item
   available to common shareholders                                                                                    $ 23,831
                                                                                                                         ---------
                                                                                                                         ---------
Income before extraordinary item
   available to common shareholders
   per share                          $   1.22 (I)                                                                     $   1.26(I)
                                      -------------                                                                      ---------
                                      -------------                                                                      ---------


The accompanying notes are an integral part of the pro forma condensed statement of operations


                             CENTERPOINT PROPERTIES TRUST
                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                           (in thousands except share data)

(A) The Other Acquisition II Properties for this Condensed Balance Sheet includes the following properties purchased after September 30, 1997:
     100-154 and 169-190 Old Higgins Road, Des Plaines, Illinois and 1333 Grandview Parkway, Sturtevant, Wisconsin.

(B) The 1997 Other Acquisitions for this Condensed Balance Sheet includes the following properties purchased after September 30, 1997: 1796 Sherwin Road, Des Plaines, Illinois, 2301 North Route 30, Plainfield, Illinois, 6755 S. Sayre, Bedford Park, Illinois and 1951 Landmeier Drive, Elk Grove Village, Illinois.

(C) The Adjustments for this Condensed Balance Sheet include the following acquisitions and dispositions:


                                  DATE
                                ACQUIRED/     APPROXIMATE       CASH
LOCATION                        DISPOSED      SQUARE FEET   PAID/(RECEIVED)
     East Avenue & 55th St.
        McCook, Illinois          10/2/97       1,750           $5,950
     1355 Enterprise Drive
        Romeoville, Illinois     10/23/97         118           $2,900
     5700 Touhy Avenue
         Niles, Illinois         11/21/97         911          $18,077
     1475 101st St.
       West Allis, Wisconsin      12/5/97          47          $ 1,703
     777 Big Timber
       Elgin, Illinois           12/10/97         127         ($10,302)*
                                                             -----------
                                                              $ 18,328
                                                             -----------
                                                             -----------


     * - Property sold for net book value

     On November 10, 1997, the Company issued 3,000,000 shares of 8.48% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest at a purchase price of $25 per share. The preferred shares are not subject to mandatory redemption. Net proceeds from the issuance of $72,724 were used to repay approximately $72,724 under the Company's line of credit.
     The net reduction in the line of credit after giving effect to the acquisitions was $54,396.

(D) Decrease reflects the elimination of revenues and expenses included in the statements of revenue and certain expenses which are also included in the Company's statement of operations since the various dates of acquisition (revenues - $2,132; expenses - $729) plus the elimination of revenues and expenses of the properties disposed of during 1997 (revenues - $1,674; expenses - $613) for the nine months ended September 30, 1997.

                             CENTERPOINT PROPERTIES TRUST
                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                           (in thousands except share data)

(E) Increase reflects the interest costs associated with the acquisition of the properties (1997 - $3,130; 1996 - $7,319) less the interest savings associated with the disposition of properties during 1997 and 1996 (1997 - $610; 1996 - $983) less the interest costs eliminated by the application of proceeds from the July, 1996 offering of common shares (1996 - $1,941), the March, 1997 offering of common shares, (1997 - $ 703; 1996 - $4,074) and the November, 1997 offering of preferred shares (1997 - $3,769; 1996 - $5,114).

(F) Increase reflects depreciation expense related to the acquisition of properties (1997 - $1,152; 1996 - $2,771) less the depreciation expenses related to the properties disposed (1997 - $239; 1996 - $597) plus amortization expense related to the acquisition of properties (1997
     - $151; 1996 - $364) less the amortization expense related to the properties disposed (1997 - $30; 1996 - $77).

(G) Increase reflects the addition of revenues and expenses for the properties acquired in 1996 (revenues - $6,857; expenses - $3,807) less the elimination of revenues and expenses for the properties disposed of during 1996 and 1997 (revenues - $2,084; expenses - $434).

(H) The preferred shares dividend reflects preferred dividends attributable to Series A Preferred Shares of Beneficial Interest as if such shares were outstanding as of January 1, 1996.

(I)  Based on 18,818,869 and 15,008,053 historical (19,338,100 and 18,983,053 -
     pro forma) average number of common and common equivalent shares outstanding for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. Conversion of all debentures into common stock would be anti-dilutive.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CENTERPOINT PROPERTIES TRUST
                              a Maryland Real Estate Investment Trust


                              By:  /s/ Paul S. Fisher
                                 --------------------------------------
                                   Paul S. Fisher
                                   Executive Vice President and
                                   Chief Financial Officer
February 27, 1998                 (Principal Accounting Officer)